Exhibit 99.1

[GRAPHIC OMITTED]


                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119
FOR FURTHER INFORMATION:

AT THE COMPANY:                         AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                         Diane Hettwer        Claire Koeneman
Chief Financial Officer                 Analyst Inquiries    General Inquiries
(212) 692-7200                          (312) 640-6760       (312) 640-6745

FOR IMMEDIATE RELEASE
Thursday, April 29, 2004

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                              FIRST QUARTER RESULTS

                 $0.04 Per Share Impairment Charge Taken Against
                      Marlborough, Massachusetts Property

New York, NY - April 29, 2004 - Lexington Corporate Properties Trust (NYSE:LXP), a real estate investment trust, today announced results for its first quarter ended March 31, 2004.

Quarterly Highlights

     - Closed on 10 property investments for an aggregate capitalized cost of $260.6 million, including $28.7 million in joint ventures;
     -   Raised $144.3 million in 6.9 million common share offering;
     - Obtained $104.8 in new non-recourse first mortgage financings at a weighted average fixed rate of 5.57%;
     - Arranged additional $147.0 million in non-recourse mortgage financings to close later this year at a weighted average fixed rate of 5.48%, $63.3 million of which have closed in the second quarter;
     -   Sold two non-core retail properties, generating gains of $1.7 million;
         and
     -   Signed new six-year lease extension on Phoenix, AZ health club.

Quarterly Results

Funds from operations were $18.8 million, or $0.39 per diluted share/unit, for the first quarter of 2004, after a $0.04 per diluted share/unit non-cash charge relating to a write down in the value of a property held for sale, compared to $17.0 million, or $0.48 per diluted share/unit, for the first quarter of 2003. As a result of the common share offering in 2004, Lexington operated with greater cash balances and lower average leverage than in the first quarter of 2003 and this reduced FFO per share. In addition, portfolio occupancy was 98.9% compared to 99.2% in the prior period.

Rental revenues for the quarter totaled $30.3 million, compared to $24.9 million for the same period last year. Net income allocable to common shareholders was $10.4 million in the first quarter of


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2004, or $0.24 per diluted share/unit, compared to $8.8 million, which included
$0.5 million in gains on sale, or $0.29 per diluted share/unit, for the same period last year.

Quarterly Dividends Declared

The Company declared a common dividend of $0.35 per share for the first quarter of 2004, payable on May 14, 2004 to common shareholders of record on April 30, 2004. In addition, the Company declared a quarterly preferred dividend of $0.503125 per share, payable on May 17, 2004 to preferred shareholders of record on April 30, 2004.

Conference Call

Management will discuss the financial results on a conference call today at 2pm Eastern Time. The toll-free dial in number is 800-240-4186 and 303-262-2211. The replay of the call will be available through May 6, 2004. The toll-free telephone number for the replay is 800-405-2236 or 303-590-3000, passcode 577060. The conference call can also be accessed on the internet at www.lxp.com and www.fulldisclosure.com. A supplemental reporting package can be accessed in the Company Profile section at www.lxp.com.

Comments From Management

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer said, "During the first quarter, Lexington continued to take essential steps to position the company for long-term growth. In response to a very strong market for real estate stocks, the Company raised $144.3 million of equity capital by selling 6.9 million common shares. In addition, the Company closed or arranged for new mortgage financings of $251.8 million at a weighted average fixed interest rate of 5.52%, further capitalizing on an environment of low interest rates. We are pleased that Lexington has had the opportunity to increase its capitalization on terms that enhance our long-term objective: a secure and growing dividend for our shareholders."

Mr. Eglin added, "We continue to upgrade our portfolio, both by acquiring new properties and by selling non-core properties, as evidenced by the two retail properties we sold during the quarter. Consistent with our portfolio objectives, we have agreed to sell our Marlborough, Massachusetts property for $11.9 million and take a $0.04 per share non-cash impairment charge. On the leasing side, we entered into a six-year lease extension on our Phoenix, Arizona health club.

"Our objectives for the balance of 2004 are to complete new leases on six properties presently in negotiation, form a third joint venture to complement our existing investment programs, and continue to upgrade the portfolio through the disposition of non-core holdings and the acquisitions of properties that improve tenant credit quality, lengthen our weighted average lease term, are located in markets with good growth prospects, and which have attractive total return potential. Our activities, while long-term positives for net asset value, portfolio diversification, and portfolio cash flow, will result in Lexington operating with substantially greater cash balances than anticipated in 2004. Accordingly, we are reducing our range of FFO per share guidance by $0.10 per share from $1.83-$1.88 per share to $1.73-$1.78 per share, before the $0.04 per share impairment charge. One of the advantages of having significant cash balances is that we have the option of accelerating our acquisition activities now or


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waiting to see if interest rates rise further and going-in yields on new investments increase as a result. Regardless, when our cash balances are invested we believe that Lexington will be able to grow FFO per share by 8-10% in 2005."


Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Wednesday April 28, 2004 at $18.88 per share. Lexington pays an annualized dividend of $1.40 per share. Additional information about Lexington is available at www.lxp.com


Financial Tables Follow

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's periodic filings with the Securities and Exchange Commission.



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
                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                         Three Months Ended
                                                                             March 31,
                                                                        2004            2003
                                                                        ----            ----
              Revenues:
                         Rental                                    $  30,276       $  24,933
                         Advisory fees                                   950             325
                         Reimbursements                                  892             479
                         Interest and other                               68             226
                                                                     -------         -------
                                                                      32,186          25,963
                                                                     -------         -------
              Expenses:
                         Interest                                      8,653           8,838
                         Depreciation and amortization                 7,535           5,957
                         General and administrative                    3,503           2,299
                         Property operating                            1,875           1,310
                         Amortization of deferred costs                  354             412
                                                                     -------         -------
                                                                      21,920          18,816
                                                                     -------         -------
                                                                      10,266           7,147

                         Provision for income taxes                     (766)            --
                         Equity in earnings of joint ventures          1,804           1,349
                         Minority interest                            (1,080)         (1,073)
                                                                     -------         -------

              Income from continuing operations                       10,224           7,423
                                                                     -------         -------

              Discontinued operations, net of minority interest:
                         Income from discontinued operations           1,749             881
                         Impairment charge                            (1,732)            --
                         Gains on sales of properties                  1,737             459
                                                                     -------         -------
                         Total discontinued operations                 1,754           1,340
                                                                     -------         -------
              Net income                                              11,978           8,763
              Dividends attributable to preferred shares - Series B   (1,590)            --
                                                                      ------         -------
              Net income allocable to common shareholders          $  10,388       $   8,763
                         Depreciation and amortization                 7,752           6,361
                         Minority interests-OP Units                     928           1,239
                         Amortization of leasing commissions             181             200
                         Joint venture adjustment-depreciation         1,314             908
                         Gains on sales of properties                 (1,737)           (459)
                                                                     -------         -------
              Funds from operations                                $  18,826       $  17,012
                                                                     =======         =======

              Rent below GAAP revenue1                             $     531       $   1,137
                                                                     =======         =======

              Per share/unit
                         Basic net income                          $    0.24       $    0.29
                         Diluted net income                        $    0.24       $    0.29
                         Funds from operations(2)-basic            $    0.39       $    0.48
                         Funds from operations(2)-diluted          $    0.39       $    0.48


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
                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                             3/31/04                   12/31/03
                                                             -------                   --------
Real estate, at cost                                      $ 1,274,907                $ 1,162,395
Accumulated depreciation                                     (157,996)                  (160,623)
Investment in non-consolidated entities                        86,800                     69,225
Properties held for sale - discontinued operations             79,662                     36,478
Cash and cash equivalents                                      87,694                     15,923
Deferred assets, net                                           10,637                     10,013
Rent receivable - deferred                                     24,324                     24,069
Other assets                                                   57,407                     49,931
                                                           ----------                 ----------
                                                          $ 1,463,435                $ 1,207,411
                                                           ==========                 ==========


Mortgages and notes payable                               $   661,677                $   551,385
Other liabilities                                              11,341                     10,667
Prepaid rent                                                    3,696                      2,482
Minority interests                                             58,124                     59,220
Shareholders' equity                                          728,597                    583,657
                                                           ----------                 ----------
                                                          $ 1,463,435                $ 1,207,411
                                                           ==========                 ==========



Common shares                                              48,102,891                 40,682,001
Preferred shares-Series B                                   3,160,000                  3,160,000
Operating partnership units                                 5,385,747                  5,430,454
                                                           ----------                 ----------
                                                           56,648,638                 49,272,455
                                                           ==========                 ==========


  1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
  2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


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
                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                  Three Months Ended
                                                                       March 31,
                                                                2004                  2003
                                                                ----                  ----
     Earning Per Share
     -----------------

     Basic
     Income from continuing operations                      $      10,224     $       7,423
     Less preferred dividends                                      (1,590)              --
                                                              -----------        ----------

     Income allocable to common shareholders from
     continuing operations - basic                                  8,634             7,423
     Total income from discontinued operations - basic              1,754             1,340
                                                              -----------        ----------
     Net income allocable to common shareholders            $      10,388     $       8,763
                                                              ===========        ==========

     Weighted average number of common shares
       outstanding                                             42,474,808        29,983,496
                                                              ===========        ==========
     Per share data:
     Income from continuing operations                      $        0.20     $        0.25
     Income from discontinued operations                             0.04              0.04
                                                              -----------        ----------
     Net income                                             $        0.24     $        0.29
                                                              ===========        ==========

     Diluted
     Income allocable to common shareholders from
     continuing operations-basic                            $       8,634     $       7,423
     Adjustments:
         Incremental income attributed to assumed
            conversion of dilutive securities                       1,080             1,073
                                                              -----------        ----------
     Income allocable to common shareholders from
        continuing operations-diluted                               9,714             8,496
     Total income from discontinued operations - diluted            1,704             1,613
                                                              -----------        ----------
     Net income allocable to common shares - diluted        $      11,418     $      10,109
                                                              ===========        ==========

     Weighted average number of shares used in
        calculation of basic earnings per share                42,474,808        29,983,496
     Add incremental shares representing:
              Shares issuable upon exercises of
              employee share options                              179,080           160,503
              Shares issuable upon conversion of
              dilutive securities                               5,392,625          5,249,715
                                                              -----------        ----------
     Weighted average number of shares used in
     calculation of diluted earnings per common share          48,046,513        35,393,714
                                                              ===========        ==========
     Per share data:
     Income from continuing operations - diluted            $        0.20     $        0.24
     Income from discontinued operations - diluted                   0.04              0.05
                                                              -----------        ----------
     Net income - diluted                                   $        0.24     $        0.29
                                                              ===========        ==========


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
                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)


                                                             Three Months Ended
                                                                 March 31,
                                                           2004                2003
                                                           ----                ----
Funds From Operations
---------------------
Basic and Diluted
-----------------
Net income allocable to common shareholders - basic   $     10,388        $      8,763
Adjustments:
Depreciation and amortization                                7,752               6,361
Minority interests-OP Units                                    928               1,239
Amortization of leasing commissions                            181                 200
Joint venture adjustment-depreciation                        1,314                 908
Gains on sale of properties                                 (1,737)               (459)
                                                        ----------          ----------
Funds from operations                                 $     18,826        $     17,012
                                                        ==========          ==========

Basic
-----
Weighted average shares outstanding-basic EPS           42,474,808          29,983,496
Operating partnership units                              5,392,625           5,249,715
                                                        ----------          ----------
Weighted average shares outstanding-basic FFO           47,867,433          35,233,211
                                                        ==========          ==========

                     FFO per share                    $       0.39        $       0.48
                                                        ==========          ==========
Diluted
-------
Weighted average shares outstanding-diluted EPS
    and FFO                                             48,046,513          35,393,714
                                                        ==========          ==========
                     FFO per share                    $       0.39        $       0.48
                                                        ==========          ==========





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